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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 19, 1997

                              IMC Securities, Inc.
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             (Exact name of registrant as specified in its charter)

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
              Delaware                                     333-24455                                59-3284026
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    (State or Other Jurisdiction                    (Commission File Number)                     (I.R.S. Employer
          of Incorporation)                                                                     Identification No.)
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
         5901 East Fowler Avenue
              Tampa Florida                                                                  33617-2362
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          (Address of Principal                                                              (Zip Code)
            Executive Offices)
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        Registrant's telephone number, including area code (813) 984-8801
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                 3450 Buschwood Park Drive, Tampa, Florida 33618
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

                  In connection with the offering of IMC Home Equity Loan Pass-Through Certificates, Series 1997-7, described in a Prospectus Supplement to be dated as of November 20, 1997, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

               8.1         Tax Opinion of Arter & Hadden

              99.1 Related Computational Materials furnished by PaineWebber Incorporated

              99.2 Related Computational Materials furnished by Bear, Stearns & Co. Inc.

              99.3 Related Computational Materials furnished by Merrill Lynch & Co.

              99.4 Related Computational Materials furnished by Morgan Stanley & Co. Incorporated


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          IMC SECURITIES, INC. as
                                 Depositor

                          By:    /s/ Thomas Middleton
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                                 Name: Thomas Middleton
                                 Title:  President and Chief Operating Officer

Dated: November 19, 1997


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                                  EXHIBIT INDEX

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EXHIBIT NO.             DESCRIPTION                                                          PAGE NO.
 8.1                    Tax Opinion of Arter & Hadden

99.1                    Related Computational Materials furnished by PaineWebber
                        Incorporated

99.2                    Related Computational Materials furnished by Bear, Stearns
                        & Co. Inc.

99.3                    Related Computational Materials furnished by Merrill
                        Lynch & Co.

99.4 Related Computational Materials furnished by Morgan Stanley & Co. Incorporated
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